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                                                                    EXHIBIT 10.5


                                AMENDMENT NO. 4
                                       TO
                        OFFICE BUILDING TRIPLE NET LEASE



        THIS AMENDMENT NO. 4 TO OFFICE BUILDING TRIPLE NET LEASE is made and entered into this 10th day of October, 1997, to be effective, however, as of October 1, 1997, by and between JUBILATION ENTERPRISES, L.L.C., a Washington limited liability company, as Lessor, and TELECT, INC., a Washington corporation, as Lessee.

        In recognition of the completion and occupancy of the new manufacturing facility constructed on the Premises and the completion and future occupancy of the new support service addition constructed on the Premises, the parties hereto do hereby amend, effective as of October 1, 1997, that certain Office Building Triple Net Lease between Lessor's assignors, Bill B. Williams, Jr., and Judith
A. Williams, husband and wife, and Lessee, bearing the effective date of February 28, 1990, as previously amended by that certain Amendment No. 1 to Office Building Triple Net Lease dated January 20, 1993, that certain Amendment No. 2 to Office Building Triple Net Lease dated July 13, 1993, and that certain Amendment No. 3 to Office Building Triple Net Lease dated June 13, 1994, as follows:

        1. Section 3 thereof is hereby amended in its entirety to read as follows:

               "3. Term. The term of this lease shall be for a period of one hundred eighty (180) consecutive months commencing on October 1, 1997; provided, however, that the term of this lease may be extended as provided in Section 19 hereof. The phrase `lease term', as used in this lease, shall be the term of this lease and any extension thereof pursuant to said Section 19."

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        2.      Section 4 thereof is hereby amended in its entirety to read as follows:

               "4. Monthly Rental. Lessee shall, during the lease term, pay to Lessor at 23225 B. Settler Drive, P.O. Box 629, Liberty Lake, Washington 99019, or such other place as Lessor shall designate in writing from time to time, without setoff or deduction for any reason whatsoever, a monthly rental in the amount of Eighty-Five Thousand Five Hundred Dollars ($85,500.00); provided, however, that effective as of November 1, 1997, said monthly rental shall increase to the amount of One Hundred Fifteen Thousand Dollars ($115,000.00). The monthly rental shall be prorated for partial months falling within the lease term, and shall be payable in advance on or before the first day of each calendar month during the lease term. If any rent payment is not received by Lessor within five (5) days after the due date (or on the next business day if the fifth day is not a business date), then Lessee shall pay as additional rent the sum of five percent (5%) of the delinquent payment for each month or portion thereof that the payment remains overdue. Notwithstanding anything else herein to the contrary, the monthly rental shall be increased, but not decreased, for the sixty (60) month period beginning October 1, 2002 and ending September 30, 2007, and for the sixty (60) month period beginning October 1, 2007 and ending September 30, 2012, by such amount as Lessor and Lessee shall mutually agree upon in writing. If the parties hereto cannot agree on the amount of such increase for any such period prior to thirty (30) days before the commencement thereof, then the same is to be submitted to arbitration in accordance with Section 29."

        3. Section 19 thereof is hereby amended in its entirety to read as follows:

               "19. Renewal Option. Providing that lessee is in compliance with all of the terms, covenants and conditions of this lease, lessor agrees that lessee shall have the option to renew this lease for one (1) additional period of five (5) years beyond the initial term hereof at a rental to be agreed upon and otherwise upon the same terms and conditions as set forth herein. Written notice of the exercise of the renewal option shall be given by lessee to lessor at least ninety (90) days prior to the expiration of the initial term of this lease. If the parties hereto cannot agree on a rental for the renewal term prior to thirty (30) days before the commencement thereof, then the same is to be submitted to arbitration in accordance with Section 29."

        As herein amended, the parties hereto do hereby reaffirm and ratify all of the terms and provisions of said Office Building Triple Net Lease, as previously amended.

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
4 to Office Building Triple Net Lease on the date and year first above written, to be effective, however, as of October 1, 1997.

               LESSOR:                      JUBILATION ENTERPRISES, L.L.C.


                                            By:
                                               ---------------------------------
                                                     BILL B. WILLIAMS, JR.




                                            By:
                                               ---------------------------------
                                                      JUDITH A. WILLIAMS


               LESSEE:                      TELECT, INC.



                                            By:
                                               ---------------------------------
                                                   Its:
                                                       -------------------------



STATE OF WASHINGTON          )
                             ) ss.
County of Spokane            )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as a member of JUBILATION ENTERPRISES, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated January 15, 1998

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------

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STATE OF WASHINGTON          )
                             ) ss.
County of Spokane            )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as a member of JUBILATION ENTERPRISES, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated January 15, 1998




                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------


STATE OF WASHINGTON          )
                             ) ss.
County of Spokane            )

        I certify that I know or have satisfactory evidence that HAROLD D. ALEXANDER is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Vice-President of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated January 15, 1998





                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------

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